Riviera Holdings Corporation
                             Organization Structure






                 |--------------------------------------------|
                 |                                            |
                 |        Riviera Holdings Corporation        |
                 |                                            |
                 |----------------------|---------------------|
                                        |
                 |----------------------|---------------------|
                 |                                            |
                 |       Riviera Operating Corporation        |
                 |                                            |
                 |----------------------|---------------------|
                                        |
                 |----------------------|---------------------|
                 |                                            |
                 |      Riviera Gaming Management, Inc.       |
                 |                                            |
                 |----------------------|---------------------|
                                        |
                 |----------------------------------------|
                 |                                        |
 |---------------|----------------|    |------------------|-----------------|
 |        Riviera Gaming          |    |    Riviera Gaming Management of    |
 |   Management-Elsinore, Inc.    |    |            Colorado, Inc.          |
 |--------------------------------|    |------------------|-----------------|
                                                          |
                                       |------------------|-----------------|
                                       |                                    |
                                       |   Riviera Colorado Holdings, Inc.  |
                                       |                                    |
                                       |------------------|-----------------|
                                                          |
                                       |------------------|-----------------|
                                       |                                    |
                                       |        Riviera Black Hawk, Inc.    |
                                       |                                    |
                                       |------------------------------------|

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